                               SEMI-ANNUAL REPORT

                             ---------------------
                                 DREYFUS PREMIER
                                  BALANCED FUND
                             ---------------------

                                 APRIL 30, 1998


                                  [Lion Logo]

DREYFUS PREMIER BALANCED FUND
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Shareholder:

    We are pleased to provide you with this report for Dreyfus Premier Balanced Fund for the six-month period ended April 30, 1998, as shown in the following table:

                                              TOTAL RETURN*
                                              -------------
    Class A                                       10.01%
    Class B                                        9.59%
    Class C                                        9.53%
    Class R                                        9.90%
    Hybrid Index**                                14.74%

    During the same period, a blended benchmark index composed, like the Fund, of a mixture of common stocks and fixed-income securities** returned 14.74%. The S&P 500 Composite Stock Index, which contains only common stocks, returned 22.50%.***

ECONOMIC REVIEW

    Although real Gross Domestic Product (GDP) sustained a growth trend approaching 4% into the first quarter, incoming evidence suggests a shift to somewhat slower economic growth in coming months. Aggregate profit margins already have begun to narrow in some sectors. The conflicting pressures of a softening economy yet still tightening labor market have kept the Federal Reserve Board in neutral, although a bias favoring higher policy rates was resumed recently. Market interest rates have likewise stayed within a narrow range in recent months.

    While manufacturing has turned appreciably sluggish since year-end, this was overshadowed in the first quarter by a strong rebound in domestic demand. The industrial sector has been slowed by the strong dollar and by weak exports. However, with Asian economies still in turmoil, competition from Asian-made imports has emerged only gradually. The first quarter rebound in domestic demand was fueled primarily by strong housing market conditions and rising real household incomes, but additionally by several short-lived influences.

    Rising real wages that have been such a boon to consumers in recent months may also be taking a toll on corporate profit margins. The first sign of profit pressure was seen last year as the dollar strengthened. This year, profit margins have eroded further due to weak exports and falling prices in some sectors. However, accelerating wage growth that is apparent alongside limited pricing power may also prove a harbinger of margin erosion. Hence, a shift to slower economic growth that coexists with rising wage pressures creates a further risk to overall profit growth.

    The above pressures have kept Fed policy unchanged until now. However, policymakers are more concerned about wage growth than economic strains, as evidenced by a recent shift towards a tightening bias. Although long-term bond yields were below year-ago levels at the end of April, substantially lower yields have proven difficult to attain in the absence of lower short-term rates. This too could restrain the economic growth rate.

MARKET OVERVIEW

    Equity prices during the six months ended April 30, 1998 continued to display considerable volatility, most of the time on the upside. Last November, the markets were still trying to recover from the financial crisis in Asia. As the months went by, however, the U.S. equity markets rebounded from that severe blow.

    Early in the New Year, there were temporary setbacks due to worries about inflation and concern about the corporate profit outlook. By midwinter, however, the markets resumed their upward surge, which continued almost unbroken until interest rate jitters struck again in late April. This time the cause was a press report that the Fed was going to tilt its policy toward tightening credit.

    As it turned out, even that scare was short-lived and, as the month of May began, stock prices set new records once again, especially the stocks of the large-capitalized corporations.

    Despite the impressive gains in the broad market averages, it was not a market that would allow investors simply to sit back and relax. Some commentators had begun to refer to it as the "bubble market," a market that could inflate to undreamt-of heights one week, yet the next week could be deflated just as quickly by unexpected national, international and corporate news.

    Now that most first-quarter corporate profits have been reported, it is apparent that the quarter saw a slowdown in total profits. The Wall Street Journal cited estimates that the first-quarter profit growth for the Dow Jones Industry Groups was just 4.1%. This was described as the smallest growth in earnings since the fourth quarter of 1991. Yet an impressive segment of analysts were predicting that profits could increase by 8% in the second quarter and even by 11% for this year as a whole. Still, many skeptics saw those numbers as overoptimistic. They cited several factors:

    * possible delayed reaction to the collapse of Asian markets;

    * the everpresent possibility that the Fed could still raise interest rates;

    * the approaching shadow of the midterm elections next fall, with all the political acrimony they could bring.

    There was also the risk that Fed Chairman Greenspan might once again warn against excessive enthusiasm in the equity markets, as he did in late 1996 when he spoke of "irrational exuberance."

In this atmosphere, wary investors were as quick to sell as to buy, depending on the ebb and flow of economic and political news. Volatility, it appeared, was a condition the markets would need to live with for some time to come, in rising as well as in falling markets.

PORTFOLIO FOCUS-EQUITIES

    During the six-month period the Fund underperformed its benchmark primarily due to a reduced equity allocation. As of April 30, 1998, the effective allocation to equities was 45.2%. The equity market, as measured by the S&P 500, increased by 22.50% while the bond market, as measured by the Lehman Brothers Intermediate Government/ Corporate Bond Index, was up 3.11%. The decision to reduce the equity exposure was reached in mid-August 1997 as result of our relative valuation analysis.

    Nonetheless, the return on the equity portion of the portfolio was 21.10% versus 22.50% for the S&P 500. The consumer cyclical and healthcare sectors provided the highest returns during the period with energy providing the lowest returns. The Fund's equity component continues to emphasize a broadly diversified, large capitalization approach with exposure to all economic sectors.

PORTFOLIO FOCUS-BONDS

    As the reporting period began the U.S. bond market was experiencing a "flight to quality" as global equity markets were attempting to stabilize after sharp corrections. Investors in search of a safe haven bid the yield on the 10-year Treasury note to a low of 5.375% by mid-January. It was about this time that equity markets around the world began to stabilize and the bond market moved into a trading range, with the 10-year Treasury note trading between 5.40% and 5.80% for the remainder of the reporting period.

    Continued good news on the inflation front has enabled investors to shake off strong employment reports and support the market. Even though labor markets are perceived as being tight and overall economic growth remains relatively strong (first quarter GDP was 4.2%) the yield curve flattened slightly during the reporting period. This suggested that investors expect the Federal Reserve to maintain a neutral monetary policy in spite of the recent pressures.

    For the latest period, the fixed income allocation of the Premier Balanced Fund maintained a neutral duration relative to the benchmark, the Lehman Brothers Intermediate Government/Coporate Bond Index. During the first half of the reporting period the quality of the Fund's allocation to corporate securities was upgraded in order to protect the portfolio from increased market volatility. As the market settled down near the end of the reporting period, opportunities to add value through increasing the Fund's allocation to corporate securities were being evaluated.

    We appreciate the opportunity to serve your investment needs and will continue our efforts to bring you rewarding results from a balanced portfolio.

                                  Sincerely,

            Ronald P. Gala                               Laurie Carroll

                             Portfolio Managers

May 18, 1998
New York, N.Y.

* Total Return includes reinvestment of dividends and any capital gains paid without taking into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares.

** Under normal circumstances, the Fund invests approximately 60% of its assets in common stocks and 40% of its assets in bonds. However, the Fund is permitted to invest up to 75%, and as little as 40%, of its total assets in common stocks and up to 60%, and as little as 25%, of its total assets in bonds, as deemed advisable by The Dreyfus Corporation.

*** SOURCE: (1) LIPPER ANALYTICAL SERVICES, INC. - The Standard & Poor's 500
    Composite Stock Price Index, which is a widely accepted unmanaged index of U.S. stock market performance. (2) LEHMAN BROTHERS - The Lehman Brothers Intermediate Government/Corporate Bond Index, which is a widely accepted unmanaged index of government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1 - 10 years. Reflects reinvestment of dividends and capital gains.

DREYFUS PREMIER BALANCED FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                              APRIL 30, 1998 (UNAUDITED)

COMMON STOCKS-50.8%                                                                        SHARES             VALUE
------------------------------------------------------------------------------           ------------       ------------
             BASIC INDUSTRIES-2.1%   Crown Cork & Seal........................              8,100          $    421,706
                                     Dow Chemical.............................              6,600               638,138
                                     duPont (E.I.) de Nemours & Co............             11,400               830,063
                                     Fort James...............................             23,100             1,146,338
                                     Millennium Chemicals.....................              9,600               344,400
                                     PPG Industries...........................             15,600             1,102,725
                                     Rohm & Haas..............................              4,500               485,156
                                     USG...................................(a)              4,200               215,775
                                                                                                           ------------
                                                                                                              5,184,301
                                                                                                           ------------

            CAPITAL SPENDING-12.3%   Adaptec...............................(a)             12,900               305,569
                                     American Power Conversion.............(a)              6,300               202,781
                                     BMC Software..........................(a)              6,900               645,581
                                     Caterpillar..............................             30,000             1,708,125
                                     Cendant...............................(a)             12,600               315,000
                                     Cisco Systems.........................(a)             26,700             1,955,775
                                     Compaq Computer..........................             18,300               513,544
                                     Computer Associates International........             31,800             1,862,288
                                     Deere & Co...............................             17,700             1,034,344
                                     Eaton....................................              9,600               886,800
                                     Ericsson (L.M.) Telephone, Cl. B,
                                     A.D.S....................................              7,800               401,213
                                     First Health Group....................(a)              6,600               389,400
                                     General Dynamics.........................             10,200               430,950
                                     General Electric.........................             14,100             1,200,263
                                     Illinois Tool Works......................              3,300               232,650
                                     Ingersoll-Rand...........................             22,200             1,022,588
                                     Intel....................................             27,900             2,254,669
                                     International Business Machines..........             16,200             1,877,175
                                     Johnson Controls.........................              6,600               391,875
                                     Lexmark International Group, Cl. A....(a)             15,900               920,213
                                     Microsoft.............................(a)             35,700             3,217,443
                                     Parker-Hannifin..........................             21,000               937,125
                                     Pitney Bowes.............................              7,200               345,600
                                     Raytheon, Cl. B..........................              9,900               561,206
                                     Republic Industries...................(a)             26,100               725,906
                                     Sun Microsystems......................(a)              6,600               271,838
                                     Tellabs...............................(a)             21,000             1,488,375
                                     Tyco International.......................             28,200             1,536,900
                                     United Technologies......................             15,000             1,476,563
                                     Xerox....................................             11,100             1,259,850
                                                                                                           ------------
                                                                                                             30,371,609
                                                                                                           ------------

            CONSUMER CYCLICAL-6.3%   American Greetings, Cl. A................              7,500               346,875
                                     Carnival, Cl. A..........................              7,200               500,850
                                     Chrysler.................................             19,200               771,600
                                     Dayton Hudson............................              7,800               681,038
                                     Federated Department Stores...........(a)             27,000             1,328,063
                                     Ford Motor...............................             21,000               962,063
                                     Gannett..................................              5,400               366,863

DREYFUS PREMIER BALANCED FUND
-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                 APRIL 30, 1998 (UNAUDITED)

COMMON STOCKS (CONTINUED)                                                                  SHARES             VALUE
------------------------------------------------------------------------------           ------------       ------------
     CONSUMER CYCLICAL (CONTINUED)   Gap......................................             16,800          $    864,150
                                     General Motors...........................             18,600             1,253,175
                                     Goodyear Tire & Rubber...................              2,700               189,000
                                     Miller (Herman)..........................              9,300               280,744
                                     New York Times, Cl. A....................             15,300             1,085,344
                                     Philips Electronics, N.V.................             11,100               999,000
                                     Promus Hotel.............................              9,000               406,688
                                     Reynolds & Reynolds, Cl. A...............             10,200               234,600
                                     Safeway...............................(a)             28,200             1,078,650
                                     TJX......................................             24,300             1,075,275
                                     Tommy Hilfiger........................(a)              8,700               530,700
                                     Tribune..................................              5,400               356,400
                                     V.F......................................             11,400               592,800
                                     Wal-Mart Stores..........................             33,000             1,668,563
                                                                                                           ------------
                                                                                                             15,572,441
                                                                                                           ------------
             CONSUMER STAPLES-5.2%   Anheuser-Busch...........................             12,600               577,238
                                     Avon Products............................             15,300             1,257,469
                                     Campbell Soup............................             10,800               554,175
                                     Coca-Cola................................             21,600             1,638,900
                                     Dial.....................................             20,700               504,563
                                     General Mills............................             11,700               790,481
                                     Heinz (H.J.).............................              6,300               343,350
                                     Interstate Bakeries......................              8,100               256,669
                                     Kimberly-Clark...........................             12,300               624,225
                                     Newell...................................             20,400               985,575
                                     PepsiCo..................................             12,000               476,250
                                     Philip Morris............................             40,200             1,499,963
                                     Procter & Gamble.........................             15,600             1,282,125
                                     Ralston-Ralston Purina Group.............              5,100               540,600
                                     Sara Lee.................................             14,100               839,831
                                     Unilever, N.V. (New York Shares).........              9,900               738,788
                                     Vlasic Foods International...............              1,200                27,675
                                                                                                           ------------
                                                                                                             12,937,877
                                                                                                           ------------

                       ENERGY-4.3%   Ashland..................................              8,700               460,013
                                     Atlantic Richfield.......................             19,800             1,544,400
                                     Chevron..................................             10,800               893,025
                                     Coastal..................................              7,800               557,213
                                     Columbia Energy Group....................              4,800               390,000
                                     Diamond Offshore Drilling................             10,800               546,750
                                     Exxon....................................             33,300             2,428,819
                                     Phillips Petroleum.......................             21,600             1,070,550
                                     R&B Falcon...............................             15,300               490,556
                                     Sun......................................             15,300               618,694
                                     Texaco...................................             25,200             1,549,800
                                                                                                           ------------
                                                                                                             10,549,820
                                                                                                           ------------

DREYFUS PREMIER BALANCED FUND
-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                  APRIL 30, 1998 (UNAUDITED)

COMMON STOCKS (CONTINUED)                                                                  SHARES             VALUE
------------------------------------------------------------------------------           ------------       ------------
                  HEALTH CARE-5.7%   Abbott Laboratories......................             26,100          $  1,908,563
                                     Amgen.................................(a)             18,000             1,073,250
                                     Biomet...................................             11,700               351,000
                                     Bristol-Myers Squibb.....................             21,300             2,255,138
                                     Elan, A.D.S...........................(a)              8,700               540,488
                                     Health Management Association.........(a)             13,500               425,250
                                     HEALTHSOUTH...........................(a)             33,000               996,188
                                     Johnson & Johnson........................             18,600             1,327,575
                                     Merck & Co...............................             17,400             2,096,700
                                     Schering-Plough..........................             31,500             2,523,938
                                     Wellpoint Health Networks.............(a)              6,600               476,025
                                                                                                           ------------
                                                                                                             13,974,115
                                                                                                           ------------

           INTEREST SENSITIVE-9.1%   Allstate.................................             13,800             1,328,250
                                     Ambac Financial Group....................             13,800               782,288
                                     Associates First Capital, Cl. A..........              5,100               387,878
                                     BankAmerica..............................              9,600               816,000
                                     Bankers Trust New York...................              6,300               813,488
                                     Bear Stearns.............................             20,400             1,164,075
                                     Chase Manhattan..........................             14,400             1,995,300
                                     CIGNA....................................              2,400               496,650
                                     Comerica.................................             15,600             1,044,225
                                     Conseco..................................             16,200               803,925
                                     EXEL.....................................             18,000             1,344,375
                                     Federal Home Loan Mortgage...............              7,500               347,344
                                     Federal National Mortgage Association....             15,000               898,125
                                     First Chicago............................              9,300               863,738
                                     First Union..............................             21,300             1,285,988
                                     Golden West Financial....................              6,600               695,063
                                     MGIC Investment..........................             10,200               642,600
                                     National City............................              4,320               299,160
                                     NationsBank..............................             29,400             2,227,050
                                     Republic New York........................              4,800               642,000
                                     SLM Holding..............................             27,900             1,190,981
                                     SouthTrust...............................              6,750               288,141
                                     SunAmerica...............................             18,300               913,856
                                     Travelers Group..........................             19,800             1,211,513
                                                                                                           ------------
                                                                                                             22,482,013
                                                                                                           ------------

               MINING & METALS-.4%   Aluminum Company of America..............              7,800               604,500
                                     USX-U.S. Steel Group.....................             12,600               492,975
                                                                                                           ------------
                                                                                                              1,097,475
                                                                                                           ------------

                TRANSPORTATION-.6%   AMR...................................(a)              5,700               868,538
                                     Delta Air Lines..........................              4,800               558,000
                                                                                                           ------------
                                                                                                              1,426,538
                                                                                                           ------------

DREYFUS PREMIER BALANCED FUND
-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                  APRIL 30, 1998 (UNAUDITED)

COMMON STOCKS (CONTINUED)                                                                  SHARES             VALUE
------------------------------------------------------------------------------           ------------       ------------
                    UTILITIES-4.8%   AT&T.....................................             49,500          $  2,973,094
                                     AirTouch Communications...............(a)             27,000             1,434,375
                                     Ameritech................................             49,800             2,119,613
                                     BellSouth................................             26,400             1,694,550
                                     Consolidated Edison......................             17,700               800,925
                                     DQE......................................              8,700               299,063
                                     FPL Group................................             15,600               968,175
                                     FirstEnergy..............................             15,300               462,825
                                     Pinnacle West Capital....................             16,500               730,125
                                     WorldCom..............................(a)              8,700               372,197
                                                                                                           ------------
                                                                                                             11,854,942
                                                                                                           ------------
                                     TOTAL COMMON STOCKS
                                       (cost $92,838,254).....................                             $125,451,131
                                                                                                           ============

                                                                                           PRINCIPAL
BONDS & NOTES-42.8%                                                                         AMOUNT             VALUE
------------------------------------------------------------------------------           ------------      ------------
                      FINANCE-5.1%   ABN Amro Bank, Notes,
                                       7.55%, 6/28/2006.......................            $   700,000      $    748,893
                                     American Express Credit Account Master Trust,
                                       Asset Backed Ctfs., Ser. 1997-1, Cl. A,
                                       6.40%, 4/15/2005.......................              2,500,000         2,544,025
                                     Citibank Credit Card Master Trust,
                                       Asset Backed Ctfs., Ser. 1998-1, Cl. A,
                                       5.75%, 1/15/2003.......................              4,500,000         4,485,015
                                     Citicorp, Notes,
                                       6.60%, 8/1/2000........................              2,000,000         2,018,382
                                     NBD Bancorp, Notes,
                                       7.125%, 5/15/2007......................              1,500,000         1,569,705
                                     Republic New York, Deb.,
                                       9.75%, 12/1/2000.......................              1,000,000         1,088,864
                                                                                                           ------------
                                                                                                             12,454,884
                                                                                                           ------------

                   INDUSTRIAL-4.9%   Aesop Funding, Notes,
                                       6.40%, 10/20/2003......................              2,000,000         2,028,600
                                     Amoco, Notes,
                                       6.25%, 10/15/2004......................              1,500,000         1,512,750
                                     Campbell Soup, Notes,
                                       6.15%, 12/1/2002.......................              3,000,000         3,022,836
                                     duPont (E.I.) de Nemours & Co, Notes,
                                       6.50%, 9/1/2002........................              3,000,000         3,049,353
                                     General Motors Acceptance, Notes,
                                       7.75%, 1/15/1999.......................                500,000           506,343
                                     Norfolk Southern, Notes,
                                       6.70%, 5/1/2000........................              2,000,000         2,025,852
                                                                                                           ------------
                                                                                                             12,145,734
                                                                                                           ------------

DREYFUS PREMIER BALANCED FUND
-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                  APRIL 30, 1998 (UNAUDITED)

                                                                                           PRINCIPAL
BONDS & NOTES (CONTINUED)                                                                    AMOUNT             VALUE
------------------------------------------------------------------------------           ------------      ------------

                TRANSPORTATION-.9%   CSX, Deb.,
                                       7.45%, 5/1/2007........................            $  2,000,000     $  2,122,844
                                                                                                           ------------

  U.S. GOVERNMENT & AGENCIES-31.9%   Federal Home Loan Mortgage Corporation;
                                       5.40%, 11/1/2000.......................                 500,000          493,979
                                     Federal National Mortgage Association:
                                       5.30%, 12/10/1998......................               1,000,000          997,608
                                       6.64%, 7/2/2007........................               2,000,000        2,094,720
                                     U.S. Treasury Bonds:
                                       11.625%, 11/15/2002....................                 500,000          618,115
                                       12.375%, 5/15/2004.....................                 100,000          133,515
                                     U.S. Treasury Notes:
                                       6.375%, 5/15/1999......................               4,510,000        4,545,945
                                       6.75%, 5/31/1999.......................               2,500,000        2,531,200
                                       6.00%, 6/30/1999.......................               4,410,000        4,433,064
                                       6.875%, 7/31/1999......................               2,000,000        2,031,080
                                       8.00%, 8/15/1999.......................               2,000,000        2,060,120
                                       5.875%, 2/15/2000......................               3,300,000        3,316,566
                                       6.875%, 3/31/2000......................               2,500,000        2,558,350
                                       6.25%, 8/31/2000.......................               5,710,000        5,789,483
                                       5.75%, 10/31/2000......................               1,200,000        1,204,128
                                       5.625%, 11/30/2000.....................               2,900,000        2,900,870
                                       5.50%, 12/31/2000......................               1,400,000        1,396,094
                                       5.25%, 1/31/2001.......................               4,000,000        3,965,360
                                       6.50%, 5/31/2001.......................               3,650,000        3,738,476
                                       6.25%, 10/31/2001......................               4,300,000        4,380,883
                                       5.875%, 11/30/2001.....................               5,300,000        5,337,789
                                       5.50%, 2/28/2003.......................               7,000,000        6,952,610
                                       5.75%, 8/15/2003.......................               4,500,000        4,517,820
                                       7.25%, 5/15/2004.......................               1,000,000        1,078,210
                                       6.50%, 8/15/2005.......................               3,700,000        3,862,911
                                       7%, 7/15/2006..........................               5,000,000        5,396,850
                                       6.625%, 5/15/2007......................               2,400,000        2,544,576
                                                                                                           ------------
                                                                                                             78,880,322
                                                                                                           ------------
                                     TOTAL BONDS & NOTES
                                       (cost $104,415,375)....................                             $105,603,784
                                                                                                           ============

DREYFUS PREMIER BALANCED FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                  APRIL 30, 1998 (UNAUDITED)

                                                                                           PRINCIPAL
SHORT-TERM INVESTMENTS-7.0%                                                                  AMOUNT             VALUE
------------------------------------------------------------------------------           ------------      ------------

         REPURCHASE AGREEMENT-6.6%   Goldman, Sachs & Co., Tri-Party Repurchase
                                       Agreement, 5.52% Dated 4/30/1998,
                                       Due 5/1/1998 in the amount of
                                       $16,402,496 (fully collateralized
                                       by $16,238,000 U.S. Treasury Notes,
                                       6.125%, 8/15/2007, value $16,402,509)..            $16,402,496      $ 16,402,496

            U.S. TREASURY BILL-.4%   4.95%, 6/25/1998......................(b)                875,000           868,674
                                                                                                           ------------

                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $17,270,815).....................                             $ 17,271,170
                                                                                                           ============

TOTAL INVESTMENTS (cost $214,524,444).........................................                 100.6%      $248,326,085
                                                                                               ======      ============

LIABILITIES, LESS CASH AND RECEIVABLES........................................                   (.6%)     $ (1,375,796)
                                                                                               ======      ============

NET ASSETS....................................................................                 100.0%      $246,950,289
                                                                                               ======      ============

NOTES TO STATEMENT OF INVESTMENTS:
------------------------------------------------------------------------------------------------------------------------
(a) Non-income producing.
(b) Held by the custodian in a segregated account as collateral for open
    Financial Futures positions.

                    See notes to financial statements.

DREYFUS PREMIER BALANCED FUND
--------------------------------------------------------------------------------
STATEMENT OF FINANCIAL FUTURES                        APRIL 30, 1998 (UNAUDITED)

                                                                       MARKET VALUE                     UNREALIZED
                                                                         COVERED                      (DEPRECIATION)
FINANCIAL FUTURES PURCHASED:                             CONTRACTS     BY CONTRACTS     EXPIRATION      AT 4/30/98
----------------------------                             ---------     ------------     ----------     ------------
5 Year U.S. Treasury Notes........................          135         $14,700,234     June 1998        $ (28,476)

FINANCIAL FUTURES SOLD:
-----------------------
Standard & Poor's 500.............................           73         (20,425,400)    June 1998         (318,050)
                                                                                                         ---------
                                                                                                         $(346,526)
                                                                                                         =========

                    See notes to financial statements.

DREYFUS PREMIER BALANCED FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES           APRIL 30, 1998 (UNAUDITED)

                                                                                                Cost          Value
                                                                                            ------------   ------------
ASSETS:                    Investments in securities-See Statement of
                             Investments-Note 1(c)................................          $214,524,444   $248,326,085
                           Cash...................................................                              686,771
                           Dividends and interest receivable......................                            1,957,396
                           Receivable for shares of Capital Stock subscribed......                              335,466
                                                                                                           ------------
                                                                                                            251,305,718
                                                                                                           ------------

LIABILITIES:               Due to The Dreyfus Corporation and affiliates..........                              204,635
                           Due to Distributor.....................................                               44,115
                           Payable for shares of Capital Stock redeemed...........                            3,770,931
                           Payable for futures variation margin-Note 1(d).........                              334,972
                           Loan commitment fees payable...........................                                  776
                                                                                                           ------------
                                                                                                              4,355,429
                                                                                                           ------------

NET ASSETS........................................................................                         $246,950,289
                                                                                                           ============

REPRESENTED BY:            Paid-in capital........................................                         $204,559,740
                           Accumulated undistributed investment income-net........                            1,736,573
                           Accumulated net realized gain (loss) on investments....                            7,198,861
                           Accumulated net unrealized appreciation (depreciation)
                             on investments [including ($346,526) net unrealized
                             (depreciation) on financial futures]-Note 3..........                           33,455,115
                                                                                                           ------------
NET ASSETS........................................................................                         $246,950,289
                                                                                                           ============

                                               NET ASSET VALUE PER SHARE
                                               -------------------------

                                                          CLASS A          CLASS B         CLASS C         CLASS R
                                                        -----------      -----------      ----------     ------------
Net Assets.................................             $20,107,747      $45,484,224      $5,272,728     $176,085,590
Shares Outstanding.........................               1,408,498        3,196,642         369,408       12,330,661
NET ASSET VALUE PER SHARE..................                  $14.28           $14.23          $14.27           $14.28
                                                             ======           ======          ======           ======

                    See notes to financial statements.

DREYFUS PREMIER BALANCED FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS         SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME

INCOME:                          Interest.............................                     $ 3,282,654
                                 Cash dividends (net of $3,744 foreign taxes
                                   withheld at source)..............................           815,795
                                                                                           -----------
                                       TOTAL INCOME.................................                        $ 4,098,449

EXPENSES:                        Management fee-Note 2(a)...........................         1,093,022
                                 Distribution and service fees-Note 2(b)............           215,750
                                 Loan commitment fees-Note 4........................             1,279
                                                                                           -----------
                                       TOTAL EXPENSES...............................                          1,310,051
                                                                                                            -----------

INVESTMENT INCOME-NET...............................................................                          2,788,398
                                                                                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments............       $ 8,807,615
                                 Net realized gain (loss) on financial futures:
                                   Long transactions................................           361,585
                                   Short transactions...............................        (1,656,900)
                                                                                           -----------
                                       NET REALIZED GAIN (LOSS).....................                          7,512,300
                                 Net unrealized appreciation (depreciation) on
                                   investments [including ($581,964) net unrealized
                                   (depreciation) on financial futures].............                         10,512,039
                                                                                                            -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..............................                         18,024,339
                                                                                                            -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                        $20,812,737
                                                                                                            ===========

                    See notes to financial statements.

DREYFUS PREMIER BALANCED FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   APRIL 30, 1998        YEAR ENDED
                                                                                     (UNAUDITED)     OCTOBER 31, 1997
                                                                                  ----------------   ----------------
OPERATIONS:
    Investment income-net.......................................                    $  2,788,398       $  3,919,760
    Net realized gain (loss) on investments.....................                       7,512,300         27,525,071
    Net unrealized appreciation (depreciation) on investments...                      10,512,039          5,329,817
                                                                                    ------------       ------------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS............................................                      20,812,737         36,774,648
                                                                                    ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares............................................                        (185,194)          (154,567)
      Class B shares............................................                        (255,649)          (141,872)
      Class C shares............................................                         (17,673)            (5,342)
      Class R shares............................................                      (2,073,944)        (2,982,255)
    Net realized gain on investments:
      Class A shares............................................                      (2,098,833)          (682,485)
      Class B shares............................................                      (4,236,067)          (971,412)
      Class C shares............................................                        (300,307)           (32,594)
      Class R shares............................................                     (20,836,393)       (12,818,245)
                                                                                    ------------       ------------
          TOTAL DIVIDENDS.......................................                     (30,004,060)       (17,788,772)
                                                                                    ------------       ------------

    CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares............................................                       5,511,650          7,863,931
      Class B shares............................................                      15,715,975         18,369,500
      Class C shares............................................                       3,175,337          1,756,607
      Class R shares............................................                      53,743,437         69,950,474
    Dividends reinvested:
      Class A shares............................................                       2,101,275            760,627
      Class B shares............................................                       3,669,466            871,660
      Class C shares............................................                         241,127             31,235
      Class R shares............................................                      22,884,029         15,788,268
    Cost of shares redeemed:
      Class A shares............................................                      (1.517,368)        (1,580,413)
      Class B shares............................................                      (1,573,323)        (1,697,888)
      Class C shares............................................                        (143,944)          (167,194)
      Class R shares............................................                     (41,915,073)       (82,080,975)
                                                                                    ------------       ------------
          INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK
          TRANSACTIONS..........................................                      61,892,588         29,865,832
                                                                                    ------------       ------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS.............                      52,701,265         48,851,708

NET ASSETS:
    Beginning of Period.........................................                     194,249,024        145,397,316
                                                                                    ------------       ------------
    End of Period...............................................                    $246,950,289       $194,249,024
                                                                                    ============       ============
UNDISTRIBUTED INVESTMENT INCOME-NET.............................                    $  1,736,573       $  1,480,635
                                                                                    ------------       ------------

                    See notes to financial statements.

DREYFUS PREMIER BALANCED FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                 SHARES
                                                                                  -----------------------------------
                                                                                  SIX MONTHS ENDED
                                                                                   APRIL 30, 1998        YEAR ENDED
                                                                                     (UNAUDITED)     OCTOBER 31, 1997
                                                                                  ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    CLASS A
    -------
    Shares sold......................................................                  390,835             562,517
    Shares issued for dividends reinvested...........................                  157,273              60,307
    Shares redeemed..................................................                 (107,784)           (112,372)
                                                                                    ----------          ----------
                    NET INCREASE (DECREASE) IN SHARES OUTSTANDING....                  440,324             510,452
                                                                                    ==========          ==========

    CLASS B
    -------
    Shares sold......................................................                1,118,421           1,295,362
    Shares issued for dividends reinvested...........................                  275,272              69,418
    Shares redeemed..................................................                 (110,528)           (119,340)
                                                                                    ----------          ----------
                    NET INCREASE (DECREASE) IN SHARES OUTSTANDING....                1,283,165           1,245,440
                                                                                    ==========          ==========

    CLASS C
    -------
    Shares sold......................................................                  228,390             124,488
    Shares issued for dividends reinvested...........................                   18,039               2,483
    Shares redeemed..................................................                  (10,100)            (11,240)
                                                                                    ----------          ----------
                    NET INCREASE (DECREASE) IN SHARES OUTSTANDING....                  236,329             115,731
                                                                                    ==========          ==========

    CLASS R
    -------
    Shares sold......................................................                3,873,340           5,165,821
    Shares issued for dividends reinvested...........................                1,712,747           1,252,558
    Shares redeemed..................................................               (3,046,806)         (6,084,742)
                                                                                    ----------          ----------
                    NET INCREASE (DECREASE) IN SHARES OUTSTANDING....                2,539,281             333,637
                                                                                    ==========          ==========

                    See notes to financial statements.

DREYFUS PREMIER BALANCED FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                CLASS A SHARES
                                                     -----------------------------------------------------------------
                                                     SIX MONTHS ENDED                YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 1998    ----------------------------------------------
PER SHARE DATA:                                         (UNAUDITED)      1997        1996        1995        1994(1,2)
                                                        -----------     ------      ------      ------      ------
    Net asset value, beginning of period........          $15.17        $13.71      $11.91      $10.08      $ 9.73
                                                          ------        ------      ------      ------      ------
    INVESTMENT OPERATIONS:
    Investment income-net.......................             .18           .34         .31         .28         .11
    Net realized and unrealized gain (loss)
      on investments............................            1.18          2.77        1.88        1.82         .34
                                                          ------        ------      ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS............            1.36          3.11        2.19        2.10         .45
                                                          ------        ------      ------      ------      ------
    Dividends from investment income-net........            (.19)         (.28)       (.31)       (.27)       (.10)
    Dividends from net realized gain
      on investments............................           (2.06)        (1.37)       (.08)         --          --
                                                          ------        ------      ------      ------      ------
    TOTAL DISTRIBUTIONS.........................           (2.25)        (1.65)       (.39)       (.27)       (.10)
                                                          ------        ------      ------      ------      ------
    Net asset value, end of period..............          $14.28        $15.17      $13.71      $11.91      $10.08
                                                          ======        ======      ======      ======      ======
TOTAL INVESTMENT RETURN (3).....................           10.03%(4)     25.24%      18.71%      21.17%       4.68%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.....             .62%(4)      1.25%       1.25%       1.25%        .71%(4,5)
    Ratio of net investment income to average
      net assets................................            1.24%(4)      2.21%       2.39%       2.65%       1.09%(4,5)
    Portfolio Turnover Rate.....................           29.93%(4)     98.88%      85.21%      53.20%      83.00%
    Average commission rate paid (6)............          $.0551        $.0511      $.0540        --          --
    Net Assets, end of period (000's Omitted)...         $20,108       $14,687      $6,275      $1,650      $1,798

--------------------
(1) The Fund commenced selling Investor shares on April 14, 1994. On October 17, 1994, Investor shares were redesignated as Class A shares.
(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(3) Exclusive of sales load.
(4) Not annualized.
(5) These ratios have been restated to reflect current year's presentation.
(6) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                    See notes to financial statements.

DREYFUS PREMIER BALANCED FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS B SHARES
                                                               ---------------------------------------------------
                                                               SIX MONTHS ENDED          YEAR ENDED OCTOBER 31,
                                                                APRIL 30, 1998    --------------------------------
PER SHARE DATA:                                                   (UNAUDITED)      1997        1996        1995(1)
                                                                  -----------     ------      ------      --------
    Net asset value, beginning of period......................      $15.12         $13.68     $11.89      $ 9.76
                                                                    ------         ------     ------      ------
    INVESTMENT OPERATIONS:
    Investment income-net.....................................         .12            .23        .21         .14
    Net realized and unrealized gain (loss) on investments....        1.18           2.77       1.87        2.11
                                                                    ------         ------     ------      ------
    TOTAL FROM INVESTMENT OPERATIONS..........................        1.30           3.00       2.08        2.25
                                                                    ------         ------     ------      ------
    DISTRIBUTIONS:
    Dividends from investment income-net......................        (.13)          (.19)      (.21)       (.12)
    Dividends from net realized gain on investments...........       (2.06)         (1.37)      (.08)         --
                                                                    ------         ------     ------      ------
    TOTAL DISTRIBUTIONS.......................................       (2.19)         (1.56)      (.29)       (.12)
                                                                    ------         ------     ------      ------
    Net asset value, end of period.........................         $14.23         $15.12     $13.68      $11.89
                                                                    ======         ======     ======      ======
TOTAL INVESTMENT RETURN (2)...................................        9.61%(3)      24.27%     17.76%      23.19%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...................         .99%(3)       2.00%      2.00%       1.73%(3)
    Ratio of net investment income to average net assets......         .86%(3)       1.47%      1.65%       2.16%(3)
    Portfolio Turnover Rate...................................       29.93%(3)      98.88%     85.21%      53.20%
    Average commission rate paid (4)..........................      $.0551         $.0511     $.0540        --
    Net Assets, end of period (000's Omitted)................      $45,484        $28,940     $9,141      $3,118

--------------------
(1) The Fund commenced selling Class B shares on December 20, 1994.
(2) Exclusive of sales load.
(3) Not annualized.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                    See notes to financial statements.

DREYFUS PREMIER BALANCED FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS C SHARES
                                                               ---------------------------------------------------
                                                               SIX MONTHS ENDED          YEAR ENDED OCTOBER 31,
                                                                APRIL 30, 1998    --------------------------------
PER SHARE DATA:                                                   (UNAUDITED)      1997        1996        1995(1)
                                                                  -----------     ------      ------      --------
    Net asset value, beginning of period......................      $15.16        $13.70      $11.90      $ 9.76
                                                                    ------        ------     -------      ------
    INVESTMENT OPERATIONS:
    Investment income-net.....................................         .11           .24         .25         .11
    Net realized and unrealized gain (loss) on investments....        1.19          2.78        1.84        2.15
                                                                    ------        ------     -------      ------
    TOTAL FROM INVESTMENT OPERATIONS..........................        1.30          3.02        2.09        2.26
                                                                    ------        ------     -------      ------
    DISTRIBUTIONS:
    Dividends from investment income-net......................        (.13)         (.19)       (.21)       (.12)
    Dividends from net realized gain on investments...........       (2.06)        (1.37)       (.08)        --
                                                                    ------        ------     -------      ------
    TOTAL DISTRIBUTIONS.......................................       (2.19)        (1.56)      (.29)        (.12)
                                                                    ------        ------     -------      ------
    Net asset value, end of period...........................       $14.27        $15.16     $13.70       $11.90
                                                                    ======        ======     ======       ======
TOTAL INVESTMENT RETURN (2)...................................        9.58%(3)     24.41%     17.83%       23.29%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...................         .99%(3)      2.00%      2.00%        1.73%(3)
    Ratio of net investment income to average net assets......         .85%(3)      1.47%      1.62%        2.16%(3)
    Portfolio Turnover Rate...................................       29.93%(3)     98.88%     85.21%       53.20%
    Average commission rate paid (4)..........................      $.0551        $.0511     $.0540         --
    Net Assets, end of period (000's Omitted).................      $5,273        $2,017       $237           $6

--------------------
(1) The Fund commenced selling Class C shares on December 20, 1994.
(2) Exclusive of sales load.
(3) Not annualized.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                    See notes to financial statements.

DREYFUS PREMIER BALANCED FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          CLASS R SHARES
                                               -----------------------------------------------------------------
                                               SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                APRIL 30, 1998    ----------------------------------------------
PER SHARE DATA:                                   (UNAUDITED)     1997      1996      1995      1994(1)   1993(2)
                                                  -----------    ------    ------    ------    --------  --------
    Net asset value, beginning of period......      $15.18       $13.72    $11.92    $10.09     $10.18    $10.00
                                                    ------       ------    ------    ------     ------    ------
    INVESTMENT OPERATIONS:
    Investment income-net.....................         .19          .36       .34       .31        .20(3)    .02
    Net realized and unrealized gain (loss)
      on investments..........................        1.18         2.79      1.88      1.81       (.13)      .16
                                                    ------       ------    ------    ------     ------    ------
    TOTAL FROM INVESTMENT OPERATIONS..........        1.37         3.15      2.22      2.12        .07       .18
                                                    ------       ------    ------    ------     ------    ------
    DISTRIBUTIONS:
    Dividends from investment income-net......        (.21)        (.32)     (.34)     (.29)      (.16)       --
    Dividends from net realized gain
      on investments..........................       (2.06)       (1.37)     (.08)       --         --        --
                                                    ------       ------    ------    ------     ------    ------
    TOTAL DISTRIBUTIONS.......................       (2.27)       (1.69)     (.42)     (.29)      (.16)       --
                                                    ------       ------    ------    ------     ------    ------
    Net asset value, end of period............      $14.28       $15.18    $13.72    $11.92     $10.09    $10.18
                                                    ======       ======    ======    ======     ======    ======
TOTAL INVESTMENT RETURN.......................       10.11%(4)    25.56%    18.99%    21.46%       .68%     1.80%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...         .50%(4)     1.00%     1.00%     1.00%      1.04%(5)   .15%(4,6,7)
    Ratio of net investment income to average
      net assets..............................        1.36%(4)     2.44%     2.68%     2.89%      2.23%      .25%(4,7)
    Portfolio Turnover Rate...................       29.93%(4)    98.88%    85.21%    53.20%     83.00%       --
    Average commission rate paid (8)..........      $.0551       $.0511    $.0540      --         --        --
    Net Assets, end of period (000's Omitted).     $176,086    $148,605  $129,744   $97,881    $75,720   $28,904

--------------------
(1) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(2) The Fund commenced operations on September 15, 1993. On April 14, 1994, the Fund commenced selling Investor shares. Those shares outstanding prior to April 14, 1994 were designated as Trust shares. On October 17, 1994, Trust shares were redesignated as Class R shares.
(3) Net investment income before reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was $.2031. The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuations of market values of the portfolio.
(4) Not annualized.
(5) Expense ratio before voluntary reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was 1.09%.
(6) For the period September 30, 1993 (commencement of operations) to October
    31, 1993, the investment adviser reimbursed expenses of the Fund amounting to $.0109.
(7) These ratios have been restated to reflect current year's presentation.
(8) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                    See notes to financial statements.

DREYFUS PREMIER BALANCED FUND
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Dreyfus Premier Balanced Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering eighteen series including the Fund. The Fund's investment objective is to outperform a hybrid index, 60% of which is the Standard & Poor's 500
Composite Stock Price Index and 40% of which is the Lehman Brothers Intermedia te Government/Corporate Bond Index, by investing in common stocks and bonds in proportions consistent with their expected returns and risks as determined by the Fund's investment manager. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares:
Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event

DREYFUS PREMIER BALANCED FUND
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    (D) FINANCIAL FUTURES: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Statement of Financial Futures). Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 1998 are set forth in the Statement of Financial Futures.

    (E) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of the net realized gains on the fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses.
 In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Direct ors (including counsel). Each director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. (The $1,000 attendance fee and reimbursement of meeting expenses are also borne pro

DREYFUS PREMIER BALANCED FUND
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

rata by Dreyfus High Yield Strategies Fund.) These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $4,705 during the period ended April 30, 1998, from commissions earned on sales of the Fund's shares.

    (B) DISTRIBUTION AND SERVICE PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the Distributor for distributing shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $21,244, $133,409 and $12,470, respectively, pursuant to the Plan. During the period ended April 30, 1998, Class B and Class C shares were charged $44,470 and $4,157, respectively, pursuant to the service plan.

    Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 1998 amounted to $93,089,943 and $60,111,669, respectively.

    At April 30, 1998, accumulated net unrealized appreciation on investments and financial futures was $33,455,115, consisting of $34,446,302 gross unrealized appreciation and $991,187 gross unrealized depreciation.

    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4-BANK LINE OF CREDIT:

    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.

DREYFUS PREMIER BALANCED FUND
200 Park Avenue
New York, NY 10166

MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











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